UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3721 Valley Centre Drive, Suite 500, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 14, 2008, the U.S. Food and Drug Administration (the “FDA”) notified Somaxon Pharmaceuticals, Inc. (the “Company”) that it had accepted for filing the New Drug Application (“NDA”) submitted for the Company’s lead product candidate, SILENOR™ (doxepin hydrochloride).
     Upon the FDA’s acceptance of the NDA for SILENOR™, each of the Company’s named executive officers became eligible to receive a cash bonus in the amount listed next to his or her name below. In the case of the named executive officers other than Mr. Hale, such bonuses are being paid pursuant to the Company’s 2007 Incentive Plan (the “2007 Plan”) and are in addition to each executive’s regular bonus for 2007 performance under the 2007 Plan.
     Mr. Hale was previously entitled to receive a bonus of $20,000 upon the acceptance by the FDA of the NDA for SILENOR™ for his prior role as non-executive Chairman of the Board. Mr. Hale became the Company’s Executive Chairman of the Board in December 2007 and the Company’s interim Chief Executive Officer in January 2008. The Compensation Committee of the Company’s Board of Directors reviewed Mr. Hale’s role in April 2008, and on April 14, 2008 awarded Mr. Hale the bonus listed below, which bonus is in lieu of the $20,000 bonus that Mr. Hale was previously entitled to receive.
     The bonuses that will be paid to each of the Company’s named executive officers as a result of the acceptance of the NDA for SILENOR™ are as follows:

Named Executive Officer	Bonus
David F. Hale	$36,000
Executive Chairman and Interim Chief Executive Officer
Meg M. McGilley	$35,438
Vice President and Chief Financial Officer
Philip Jochelson, M.D.	$45,000
Senior Vice President and Chief Medical Officer
Susan E. Dubé	$38,588
Senior Vice President, Corporate and Business Development
Jeffrey W. Raser	$38,588
Senior Vice President, Sales and Marketing

Item 7.01.	Regulation FD Disclosure.
     On April 15, 2008, the Company issued a press release announcing that the FDA has accepted for filing the NDA for SILENOR™. Acceptance of the filing means that the FDA has made a threshold determination that the NDA is sufficiently complete to permit a substantive review. Pursuant to Prescription Drug User Fee Act (“PDUFA”) guidelines, the NDA is considered filed as of March 31, 2008, and the Company expects that the FDA will complete its review and provide an action letter with respect to the NDA by December 1, 2008. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.
     In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated April 15, 2008, regarding the FDA’s acceptance for filing of the Company’s NDA for SILENOR™.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: April 18, 2008	By:	/s/ Meg M. McGilley
	Name:	Meg M. McGilley
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 15, 2008, regarding the FDA’s acceptance for filing of the Company’s NDA for SILENOR™.